                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): July 8, 1996
                                                  ------------

                                Advanta Corp.
- --------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)





        Delaware                               0-14120                            23-1462070
- ----------------------------               -----------------                 --------------------
(State or other jurisdiction               (Commission File                  (IRS Employer
 of incorporation)                           Number)                          Identification No.)




Five Horsham Business Center, 300 Welsh Road, Horsham, Pennsylvania                 19703
- -------------------------------------------------------------------               ----------
         (Address of principal executive offices)                                 (Zip Code)



Registrant's telephone number, including area code: (215) 657-4000
                                                    --------------

Form 8-K                                   Advanta Corp.
July 8, 1996



Item 7.          Financial Statements and Exhibits.

(c)              Exhibits:

                 The exhibits listed in the accompanying Index to Exhibits relate to the Registration Statement (No.333-05701) on Form S-3 of the registrant and are filed herewith for incorporation by reference in such Registration Statement.

Form 8-K                        Advanta Corp.
July 8, 1996


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of l934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    Advanta Corp.


                                    By: /s/ Gene S. Schneyer
                                        ----------------------------------
                                         Gene S. Schneyer, Vice President
                                           and General Counsel




July 8, 1996

Form 8-K                        Advanta Corp.
July 8, 1996



                               Index to Exhibits


Exhibit Number Per
Item 60l of
Regulation S-K                    Description of Document
- --------------                    -----------------------
     1.3                          Distribution Agreement, dated as of July 8, 1996,
                                  among Advanta Corp. and Salomon Brothers
                                  Inc, CS First Boston Corporation, Donaldson, Lufkin &
                                  Jenrette Securities Corporation and Merrill Lynch &
                                  Co., Merrill Lynch, Pierce, Fenner & Smith
                                  Incorporated

     4.1                          Form of Fixed Rate Global Medium-Term Note,
                                  Series C

     4.2                          Form of Floating Rate Global Medium-Term Note,
                                  Series C